UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/12/2008

NewMarket Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32190

Virginia	20-0812170
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Fourth Street, Richmond, VA 23219
(Address of principal executive offices, including zip code)

804-788-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2008, the NewMarket Corporation Bonus, Salary and Stock Option Committee, taking into consideration the Company's achievements for 2007, including growth in the petroleum additives business and successful management of the contribution from the declining tetraethyl lead (TEL) product line, also approved the following bonus payments for the Company's named executive officers:

        Name                                                        Bonus

Thomas E. Gottwald,                                       $450,000
President and Chief Executive Office of
the Company

C. S. Warren Huang,                                        $325,000
President of Afton Chemical
Corporation, a wholly owned subsidiary
of the Company

Bruce R. Hazelgrove, III,                                $175,000
Vice President - Corporate Resources of
the Company

David A. Fiorenza,                                           $150,000
Vice President and Treasurer of the
Company

Steven M. Edmonds,                                        $150,000
Vice President and General Counsel of
the Company

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

Date: February 13, 2008	By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer